Syntec Optics Holdings, Inc. (Nasdaq: OPTX) Reports Full Year 2024 and First Half 2025 Financial Results

Adjusted EBITDA Grew to 15.3% in the First Half of 2025 Compared to 7.7% in Full-Year 2024, First Half 2025 Earnings per Share Rises to $0.00 from Negative $0.03 in 2024

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ROCHESTER, NEW YORK, Oct. 06, 2025 -- Syntec Optics Holdings, Inc. ("Syntec Optics" or the "Company") (Nasdaq: OPTX), a leading provider of mission-critical products to advanced technology defense, biomedical, and communications equipment & scientific instruments manufacturers, reported financial and operational results for the full year 2024 and first half 2025.

Full Year 2024 Financial Highlights

- Sales from products increase by $1.9 million year-over-year
- Adjusted EBITDA of $2.2 million was positive but down $3.1 million from the 2023 adjusted EBITDA of $5.3 million
- Cash, including available lines of credit, was nearly $5.1 million

First Half 2025 Financial Highlights

- Net Sales of $13.6 million, up $0.3 million from $13.3 million compared to 2024
- Adjusted EBITDA as a percentage of revenue increased to 15.3% for the six months ended June 30, 2025, compared to 5.8% for the same period in 2024
- Cash, including available lines of credit, was $4.3 million
- 8% of principal on commercial bank lines was paid down during the six months ended June 30, 2025

- Net income for the six-month period ending June 30, 2025, improved by $0.9 million versus the same period in 2024

Operational and Business Highlights

- Entered a new end-market - Energy - by enabling light for space-based solar power and grid-scale fusion energy products in the first half of 2025
- Strengthened the management team in the first part of 2025 for public markets
- Continued production on night vision goggles, integrated scope, and other aiming scope optics for defense in 2024 and the first half of 2025
- Continued production for disposable optics for biomedical diagnostics in 2024 and the first half of 2025
- Continued production for Low Earth Orbit Satellite Space Optics in 2024 and the first half of 2025
- Launched one new product in optical connectivity for Artificial Intelligence deployment-based scaling of data centers in 2024, and started production runs in the first half of 2025
- Initiated engineering that expands the space optics line of products into new products for complementary ground networks and satellite path tracking

The calendar year 2024 was marked by record-high Net Sales and growth within the new end-market – Communications, a double-digit increase. This includes sales for Space Optics and AI-driven Data Center optical connectivity.

Syntec Optics leveraged a robust platform and continued to innovate, offering products for existing markets and utilizing existing capabilities to serve existing customers. Space Optics reached higher production levels. Next, low-weight hybrid optics used in night vision goggle systems are finalizing volume production OEM acceptances. Production ramp occurs after the product is produced on a higher volume line, meets customer specifications, and is integrated into the end product by the customer for final OEM acceptance.

Full Year 2024 Financial and Operating Results

Sales from products increase by $1.9 million year-over-year in the Net Sales of $28.4 million, reflecting strong gains in capacity utilization and robust product demand while moving from pilot plant to mass production on several major product lines.

Adjusted EBITDA of $2.2 million decreased from the 2023 adjusted EBITDA of $5.3 million, primarily driven by the decrease in net income resulting from the costs associated with the company's transition and reorganizing for public markets, which the company believes can be reduced in the years to follow.

Specifically for the fourth quarter, we provided guidance at our last call that fourth-quarter revenue would exceed $7.4 million. Our actual revenue for the quarter was $7.3 million.

We are pleased to announce that in 2024, we invested $3.3 million in state-of-the-art equipment to enhance our capacity to reliably service our customers. These investments will enable us to continue developing our key technologies for our

customers in 2025 and beyond.

First Half 2025 Financial and Operating Results

Sales for the six months ended June 30, 2025, totaled $13.6 million, an increase of $0.3 million from the same period in 2024. This growth was driven by increases in biomedical industry sales of $0.8 million and defense tech industry sales of $0.6 million.

Gross profit for the six months was $3.9 million, a $1.0 million improvement over 2024's $2.9 million gross profit, moving our gross margin from 22% for the six months ending June 30, 2024, up to 29% for the six months ending June 30, 2025. Improvements across materials, labor, and manufacturing overhead all contributed to the improvements as the Company drives towards greater efficiencies. The company believes it will continue to improve gross profits as yields improve.

General and administrative expenses for the six months ending June 30, 2025, were $3.5M, a $0.6 million reduction from 2024. There were reductions of $0.4 million in outside consulting, $0.1 million in travel.

Adjusted EBITDA of $2.1 million increased by $1.2 million from the first half of the prior year, resulting in our adjusted EBITDA as a percentage of revenue rising from 5.8% in 2024 in the same period to 15.3% for the six months ended June 30, 2025, representing a significant improvement in profitability.

The Company ended the second quarter of 2025 with unused lines of credit totaling $1.5 million and $2.8 million, as well as a paydown of 8% principal on other commercial bank lines for the six months ended June 30, 2025.

Net income for the six-month period ending June 30, 2025, of $0 million was an improvement of $0.9 million versus the same period in 2024, reflecting a $1.0 million improvement in gross profit and a $0.6 million reduction in general and administrative expenses, partially offset by increased interest and other expenses.

Future Growth

Syntec Optics' strategy is to lead the large yet often overlooked market for light-enabled products by offering a diverse product portfolio tailored to the needs of blue-chip customers. This approach leverages our operational strengths, including the horizontal and vertical integration of optics manufacturing processes and techniques. We believe that, as more products become light-enabled, we will continue to have growth opportunities for many years to come. Here is how we are currently executing on our strategy.

We have implemented a clear, three-pronged execution plan that provides a roadmap for sustainable growth and involves everyone in the company, including technicians who design and manufacture the intricate optics. By focusing first on operational

excellence, then scaling our talented team, and finally expanding into new, high-growth, light-enabled markets, we are positioning Syntec Optics to capitalize on the immense opportunities.

The Company's execution plan is centered on the following three pillars:

1. **Operational Excellence to Maximize Capacity:** The first prong focuses on improving yield and maximizing capacity utilization to meet robust demand for our current products. All key customers are demanding increased volumes, in most cases, 20%, 50% to 100% higher than we are currently delivering. The Company is deploying enhanced operations KPIs, daily technician meetings (DTMs), and ERP dashboards to provide real-time data for decision-making. This initiative targets increased efficiency in key growth areas: LEO Satellite Optics (Communication), Aiming / Night Vision / Integrated Scopes Optics (Defense), Artificial Intelligence-driven Data Center Optics (Communication), and Hospital Diagnostic Optics (Biomedical). This execution builds upon our highly defensible model of vertical and horizontal integration.
2. **Scaling Production with Increased Staffing:** Second, simultaneously targeted yield improvements from 40%-50% in some cases to 95%, Syntec is increasing staffing on night shifts. This will allow the Company to continue scaling its production platforms, ensuring it can not only satisfy existing customer demand but also prepare for the next wave of growth from new and emerging applications.
3. **Expansion into New Breakthrough Applications:** The third prong centers on innovation and market expansion. As more products across end-markets become light-enabled, Syntec is securing new customers in breakthrough applications. Key new areas of delivering products include Fusion Energy (a new end-market), Hyperspectral Imaging (Defense), Ground Network for Satellite Communications (Space), and furthering Quantum Computing / DNA Sequencing, all simultaneously positioning the Company at the forefront of next-generation technology.

Syntec intends to codify this execution plan so that it can be applied to future inorganic growth through acquisitions.

About Syntec Optics

Syntec Optics Holdings, Inc. (Nasdaq: OPTX), headquartered in Rochester, NY, is one of the largest custom and diverse end-market optics and photonics manufacturers in the United States. Operating for over two decades, Syntec Optics runs a state-of-the-art facility with extensive core capabilities of various optics manufacturing processes, both horizontally and vertically integrated, to provide a competitive advantage for mission-critical OEMs. As more products become light-enabled, Syntec Optics continues to add more product lines, including recent Low Earth Orbit (LEO) satellite optics for communication, lightweight night vision goggle optics for defense, biomedical optics for defense, and data center optics for Artificial Intelligence. To learn more, visit www.syntecoptics.com.

Forward-Looking Statements

This press release contains certain “forward-looking statements” within the meaning of the United States Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended (the “Securities Act”) and Section 21E of the Securities Exchange Act of 1934, as amended, including certain financial forecasts and projections. All statements other than statements of historical fact contained in this press release, including statements as to the transactions contemplated by the business combination and related agreements, future results of operations and financial position, revenue and other metrics, planned products and services, business strategy and plans, objectives of management for future operations of Syntec Optics, market size, and growth opportunities, competitive position and technological and market trends, are forward-looking statements. Some of these forward-looking statements can be identified by the use of forward-looking words, including “may,” “should,” “expect,” “intend,” “will,” “estimate,” “anticipate,” “believe,” “predict,” “plan,” “targets,” “projects,” “could,” “would,” “continue,” “forecast” or the negatives of these terms or variations of them or similar expressions. All forward-looking statements are subject to risks, uncertainties, and other factors (some of which are beyond the control of Syntec Optics), which could cause actual results to differ materially from those expressed or implied by such forward-looking statements. All forward-looking statements are based upon estimates, forecasts and assumptions that, while considered reasonable by Syntec Optics and its management, as the case may be, are inherently uncertain and many factors may cause the actual results to differ materially from current expectations which include, but are not limited to: 1) risk outlined in any prior SEC filings; 2) ability of Syntec Optics to successfully increase market penetration into its target markets; 3) the addressable markets that Syntec Optics intends to target do not grow as expected; 4) the loss of any key executives; 5) the loss of any relationships with key suppliers including suppliers abroad; 6) the loss of any relationships with key customers; 7) the inability to protect Syntec Optics’ patents and other intellectual property; 8) the failure to successfully execute manufacturing of announced products in a timely manner or at all, or to scale to mass production; 9) costs related to any further business combination; 10) changes in applicable laws or regulations; 11) the possibility that Syntec Optics may be adversely affected by other economic, business and/or competitive factors; 12) Syntec Optics’ estimates of its growth and projected financial results for the future and meeting or satisfying the underlying assumptions with respect thereto; 13) the impact of any pandemic, including any mutations or variants thereof and the Russian/Ukrainian or Israeli conflict, and any resulting effect on business and financial conditions; 14) inability to complete any investments or borrowings in connection with any organic or inorganic growth; 15) the potential for events or circumstances that result in Syntec Optics’ failure to timely achieve the anticipated benefits of Syntec Optics’ customer arrangements; and 16) other risks and uncertainties set forth in the sections entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in prior SEC filings including registration statement on Form S-4 filed with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Nothing in this press release should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking

statements will be achieved. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. Syntec Optics does not give any assurance that Syntec Optics will achieve its expected results. Syntec Optics does not undertake any duty to update these forward-looking statements except as otherwise required by law.

For further information, please contact:
Investor Relations
InvestorRelations@syntecoptics.com
SOURCE: Syntec Optics Holdings, Inc. (Nasdaq: OPTX)


SYNTEC OPTICS
Company Presentation 2025
Changing the way the world views itself, one optic at a time.


Strategy
SYNTEC IS ABOUT LIGHT.
Syntec optics strives to lead the large but overlooked addressable market with a diverse product portfolio that leverages its operations and is built on a strong financial foundation.
1. Large Addressable Market
• 11% of global economy is light-enabled
2. Diverse Product Portfolio
• End-markets that tend to move acyclically
3. Operations Leverage
• Leverage existing customers, markets, & capabilities
4. Provide Mission Critical Products to Industry-Leading Integrators
• Build business with Blue Chip customers
5. Strong Employee Foundation for Growth
• 1 in 5 employees has been here for over a decade
Slide 2
© 2024 Syntec Optics – Proprietary & Confidential


Large Overlooked Addressable Market
SYNTEC IS PART OF LIGHT ENABLED GDP WHICH IS 11% OF GLOBAL ECONOMY - HAS POTENTIAL FOR GROWTH PRODUCTS WITH TAILWINDS IN MAJOR TECHNOLOGY AREAS.
Size of Targeted Global Light-Enabled Market
$97.53T²
Light-Enabled Market¹
$10T
Global Economy Finished Goods & Services (GDP)
OEMs and Emerging OEMs & Suppliers
$10.0T
Includes $2T in Optics & Photonics Suppliers Marketplace
Tailwinds³ for Light-Enabled Products
Light- Enabled Technologies
Artificial Intelligence
AR/VR
LEO Satellites
Quantum Computing
Driverless Cars
3D Printing
Terabit Internet
DNA Editing
Medical Diagnostics
Surgical Robots
LiFi
Night Vision
Slide 3
© 2024 Syntec Optics – Proprietary & Confidential

2 Diversified Product Portfolio

SYNTEC ADDS PRODUCT LINES THAT DIVERSIFY PROFITABLE PRODUCT PORTFOLIO FOR ACYCLICALITY AND RECESSION PROOFING.

Syntec Revenues by End-Markets[1]



14
12
10
8
6
4
2
0
$M
2021
2022
2023
Q1 2024
2023 Consumer and Biomedical lower but Communications Fills in for Growth over 2022
Consumer
Communication
Defense
Medical

$2T Optics & Photonics Suppliers Marketplace (Billions)[2]



Semiconductor
Advanced Manufacturing
Sensing
Solar - PV
Displays
Lighting
Communication
BioMedical
Defense
Consumer
Syntec already serves these markets ($1,465B)
$24.90
$42.70
$113.60
$189.80
$163.30
$128.30
$42.90
$201.10
$343.60
$877.40

1. As per S-4/A filed on October 5, 2023, and 10-K, 10-Q filed on May 23, 2024
2. SPIE's report titled "Optics & Photonics Industry Report Fall 2020." Represents data as of 2019. See chart titled "Enabled Markets Economic Impact 2019."

3 Operations Leverage

SYNTEC HAS STRATEGICALLY ADDED NEW PRODUCT LINES THAT LEVERAGE EXISTING OPERATIONS.

New Products Launched 2023-24



Space Optics - LEO
Digital Night Vision
Artificial Cornea Optics
Adv. Optics - Defense
Disposable Optics
Data Center MLAs
Robotic Surgery MLAs
Analog Night Vision
Head Up Microdisplays



Existing Capabilities
Existing Customers
Existing End-Markets

3 Operations Leverage

SYNTEC CREATIVE CAPABILITY TO COMBINE HORIZONTALLY AND VERTICAL OPTICS OPERATIONS UNDER-ONE-ROOF FOR ONE-STOP-SHOP ARE UNIQUE IN THE WORLD.

UNIQUE CAPABILITY IN THE WORLD



Electro-Optics Assembly
Optics Mechanical Assembly
Thin Films Coating
Nano Machining
Precision Machining
Replicative Molding Glass/Polymers



Existing Capabilities

4 Provide Mission-Critical Products to Industry-Leading Integrators

CONTINUE TO BUILD BUSINESS WITH INDUSTRY-LEADING OEMS THAT EXIST IN VALUE CHAIN IN THE FOUR END-MARKETS.



COTS
TIER III
TIER II
TIER I
Defense
Bio-Medical
Communication
Consumer
INDUSTRY LEADING INTEGRATORS


5
Right Team Technical and Leadership Experience for Future Growth
Viper
BioMedical
AI
Data Center
Space
Existing
Defense
Quarterly Average
Slide 8
© 2024 Syntec Optics – Proprietary & Confidential
SYNTEC OPTICS

SYNTEC OPTICS HOLDINGS, INC.

CONSOLIDATED BALANCE SHEETS

DECEMBER 31, 2024 AND 2023

	2024	2023
	2024	2023
ASSETS		
Current Assets		
Cash	$ 598,787	$ 2,158,245
Accounts Receivable, Net	5,739,205	6,800,064
Inventory	6,953,278	5,834,109
Prepaid Expenses and Other Assets	596,589	359,443
Income Tax Receivable	9,794	-
Total Current Assets	13,897,653	15,151,861
Property and Equipment, Net	11,668,859	11,101,052
Intangible Assets, Net	-	295,000
Deferred Tax Asset	439,942	-
Total Assets	$ 26,006,454	$ 26,547,913
LIABILITIES AND STOCKHOLDERS' EQUITY		
Current Liabilities		
Accounts Payable	$ 2,706,392	$ 3,042,315
Accrued Expenses	814,600	1,071,256
Federal Income Tax Payable	-	370,206
Deferred Revenue	36,512	-
Line of Credit	6,263,863	6,537,592
Current Maturities of Debt Obligations	467,742	362,972
Current Maturities of Finance Lease Obligations	284,002	-
Total Current Liabilities	10,573,111	11,384,341
Long-Term Liabilities		
Long-Term Debt Obligations	2,614,812	2,024,939
Long-Term Finance Lease Obligations	1,784,449	-
Deferred Income Tax	-	74,890
Total Long-Term Liabilities	4,399,261	2,099,829

Total Liabilities	14,972,372	13,484,170
Commitments and Contingencies	-	-
Stockholder's Equity		
CL A Common Stock, Par value $.0001 per share; 121,000,000 authorized; 36,688,266 issued and outstanding as of December 31, 2024; 36,688,266 issued and outstanding as of December 31, 2023	3,669	3,669
Common Stock Value	3,669	3,669
Additional Paid-In Capital	2,377,204	1,927,204
Retained Earnings	8,653,209	11,132,870
Total Stockholder's Equity	11,034,082	13,063,743
Total Liabilities and Stockholder's Equity	$ 26,006,454	$ 26,547,913

SYNTEC OPTICS HOLDINGS, INC.

CONSOLIDATED STATEMENTS OF OPERATIONS

FOR THE YEARS ENDED DECEMBER 31, 2024 AND 2023

	2024	2023
Net Sales	$ 28,449,941	$ 29,441,180
Cost of Goods Sold	22,747,615	21,520,189
Gross Profit	5,702,326	7,920,991
General and Administrative Expenses	8,278,720	6,379,879
Income (Loss) from Operations	(2,576,394)	1,541,112
Other Income (Expense)		
Other Income	346,835	370,914
Interest Expense, Including Amortization of Debt Issuance Costs	(764,934)	(654,765)
Total Other (Expense)	(418,099)	(283,851)
(Loss) Income Before Provision for (Benefit) Income Taxes	(2,994,493)	1,257,261
Provision (Benefit) for Income Taxes	(514,832)	(719,172)
Net Income (Loss)	$ (2,479,661)	$ 1,976,433
Net Income (Loss) per Common Share		
Basic and diluted	$ (0.07)	$ 0.06
Weighted Average Number of Common Shares Outstanding		
Basic and diluted	36,688,266	32,366,725

SYNTEC OPTICS HOLDINGS, INC.

CONSOLIDATED STATEMENTS OF CASH FLOWS

FOR THE YEARS ENDED DECEMBER 31, 2024 AND 2023

	2024	2023
Cash Flows From Operating Activities		
Net (Loss) Income	$ (2,479,661)	$ 1,976,433
Adjustments to Reconcile (Loss) Income to Net Cash (Used In) Provided By Operating Activities:		
Adjustments to Reconcile (Loss) Income to Net Cash (Used In) Provided By Operating Activities:		
Depreciation and Amortization	2,765,713	2,769,284
Amortization of Debt Issuance Costs	15,057	12,451
Stock-Based Compensation	450,000	-
Grant Revenue Income	-	(300,000)
Gain on Disposal of Property and Equipment	(309,000)	-
Change in Allowance for Expected Credit Losses	(121,767)	(25,820)
Change in Reserve for Obsolescence	186,285	124,911
Deferred Income Taxes	(514,832)	(1,199,214)
(Increase) Decrease in:		
Accounts Receivable	1,182,626	(848,520)
Inventory	(1,305,454)	(2,332,660)
Prepaid Expenses and Other Assets	(237,146)	340,298
Increase (Decrease) in:		
Accounts Payables and Accrued Expenses	(231,163)	2,493,826
Federal Income Tax Payable	(380,000)	129,328
Deferred Revenue	36,512	(348,095)
Net Cash (Used In) Provided By Operating Activities	(942,830)	2,792,222
Cash Flows From Investing Activities		
Purchases of Property and Equipment	(1,239,866)	(1,921,181)
Proceeds from Disposal of Property and Equipment	309,000	-
Net Cash Used in Investing Activities	(930,866)	(1,921,181)
Cash Flows From Financing Activities		
(Repayments) Borrowing on Line of Credit, Net	(273,729)	137,592
Borrowing on Debt Obligations	1,100,388	1,745,573
Repayments on Debt Obligations	(420,802)	(2,908,502)
Repayments on Finance Lease Obligations	(91,619)	-
Cash proceeds from OLIT	-	45,946
Net proceeds from OLIT Trust	-	1,802,479
Distributions	-	(62,065)
Net Cash Provided By Financing Activities	314,238	761,023
Net Decrease in Cash	(1,559,458)	1,632,064
Cash - Beginning	2,158,245	526,182
Cash - Ending	$ 598,787	$ 2,158,245

Supplemental Cash Flow Disclosures:

Cash Paid for Interest	$ 738,010	$ 652,778
Cash Paid for Taxes	$ 568,143	$ 283,561
Supplemental Disclosures of Non-Cash Investing Activities:		
Assets Acquired and Included in Accounts Payable and Accrued Expenses	$ 198,584	$ 642,547
Issuance of finance lease for acquisition of equipment	$ 2,160,070	$ -
De-recognition of PPE and Intangible Asset transaction	$ 560,000	$ -

NON-GAAP RECONCILIATION OF EBITDA

FOR THE YEARS ENDED DECEMBER 31, 2024 AND 2023

	2024	2023
Net (Loss) Income	$ (2,479,661)	$ 1,976,433
Stock-Based Compensation expense	450,000	-
Depreciation & Amortization	2,765,713	2,769,284
Amortization of Debt Issuance Costs	9,222	12,451
Interest Expenses	738,010	642,314
Taxes	(514,832)	(719,172)
Non-Recurring Items		
Anomalous Executive Transition expenses	379,389	-
Nonrecurring professional Fees	174,500	-
Technology Start-up Costs	344,496	-
Optical Molding Evaluation Expenses	201,908	-
Glass Molding Evaluation Expenses	130,196	-
Sale of Equipment & Accessories	-	(10,068)
Transaction Filing Fees	-	344,752
Management Fees & Expenses	-	318,334
Adjusted EBITDA	$ 2,198,941	$ 5,334,328

SYNTEC OPTICS HOLDINGS, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

JUNE 30, 2025 AND DECEMBER 31, 2024

	2025 (unaudited)	2024
ASSETS		
Current Assets		
Cash	$ 287,085	$ 598,787
Accounts Receivable, Net	6,038,305	5,739,205
Inventory	7,992,617	6,953,278
Income Tax Receivable	-	9,794
Prepaid Expenses and Other Assets	321,301	596,589
Total Current Assets	14,639,308	13,897,653

Property and Equipment, Net	10,385,435	11,668,859
Deferred Tax Asset	270,360	439,942
Total Assets	$ 25,295,103	$ 26,006,454
LIABILITIES AND STOCKHOLDERS' EQUITY		
Current Liabilities		
Accounts Payable	$ 1,854,077	$ 2,706,392
Accrued Expenses	821,676	814,600
Deferred Revenue	33,993	36,512
Line of Credit	6,763,863	6,263,863
Current Maturities of Debt Obligations	482,973	467,742
Current Maturities of Finance Lease Obligations	340,492	284,002
Total Current Liabilities	10,297,074	10,573,111
Long-Term Liabilities		
Long-Term Debt Obligations	2,372,985	2,614,812
Long-Term Finance Lease Obligations	1,611,218	1,784,449
Total Long-Term Liabilities	3,984,203	4,399,261
Total Liabilities	14,281,277	14,972,372
Commitments and Contingencies	-	-
Stockholders' Equity		
CL A Common Stock, Par value $.0001 per share; 121,000,000 authorized; 36,920,226 issued and outstanding as of June 30, 2025; 36,688,266 issued and outstanding as of December 31, 2024;	3,692	3,669
Common stock value	3,692	3,669
Additional Paid-In Capital	2,377,181	2,377,204
Retained Earnings	8,632,953	8,653,209
Total Stockholders' Equity	11,013,826	11,034,082
Total Liabilities and Stockholders' Equity	25,295,103	26,006,454

SYNTEC OPTICS HOLDINGS, INC.

UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

FOR THE THREE AND SIX MONTHS ENDED JUNE 30, 2025 AND 2024

	Three Months Ended		Six Months Ended	
	June 30, 2025	June 30, 2024	June 30, 2025	June 30, 2024
Net Sales	$ 6,559,455	$ 7,006,000	$ 13,628,497	$ 13,261,908
Cost of Goods Sold	4,961,489	4,831,673	9,721,913	10,380,138

Gross Profit	1,597,966	2,174,327	3,906,584	2,881,770
General and Administrative Expenses	1,744,216	2,015,783	3,524,382	4,130,326
Income (Loss) from Operations	(146,250)	158,544	382,202	(1,248,556)
Other Income (Expense)				
Interest Expense, Including Amortization of Debt Issuance Costs	(208,969)	(167,242)	(409,865)	(327,109)
Other Income	11,298	319,623	16,995	338,972
Total Other (Expense)	(197,671)	152,381	(392,870)	11,863
Income (Loss) Before Provision for (Benefit) Income Taxes	(343,921)	310,925	(10,668)	(1,236,693)
Provision (Benefit) for Income Taxes	-	29,082	9,588	(309,393)
Net (Loss) Income	$ (343,921)	$ 281,843	$ (20,256)	$ (927,300)
Net Income (Loss) per Common Share				
Basic and diluted	$ (0.01)	$ 0.01	$ (0.00)	$ (0.03)
Weighted Average Number of Common Shares Outstanding				
Basic and diluted	36,920,226	36,688,266	36,920,226	36,688,266

SYNTEC OPTICS HOLDINGS, INC.

UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

FOR THE SIX MONTHS ENDED JUNE 30, 2025 AND 2024

	2025	2024
Cash Flows From Operating Activities		
Net Loss	$ (20,256)	$ (927,300)
Adjustments to Reconcile Loss to Net Cash (Used In)		
Provided By Operating Activities:		
Adjustments to Reconcile (Loss) Income to Net Cash (Used In) Provided By Operating Activities:		
Depreciation and Amortization	1,387,427	1,385,606
Amortization of Debt Issuance Costs	4,834	4,387
Gain on Disposal of Property and Equipment	-	(309,000)
Change in Allowance for Expected Credit Losses	75,727	(24,395)

Change in Reserve for Obsolescence	(18,881)	291,576
Deferred Income Taxes	-	(357,994)
(Increase) Decrease in:		
Accounts Receivable	(374,827)	885,368
Inventory	(1,020,458)	(1,958,557)
Decrease in Federal Income Tax Receivable	179,376	-
Prepaid Expenses and Other Assets	275,288	57,309
Increase (Decrease) in:		
Accounts Payables and Accrued Expenses	(344,470)	(993,406)
Federal Income Tax Payable	-	(318,240)
Deferred Revenue	(2,519)	280,763
Net Cash Provided By (Used In) Operating Activities	141,241	(1,983,883)
Cash Flows From Investing Activities		
Purchases of Property and Equipment	(604,772)	(254,767)
Proceeds from Disposal of Property and Equipment	-	309,000
Net Cash (Used in) Provided in Investing Activities	(604,772)	54,233
Cash Flows From Financing Activities		
(Repayments) Borrowing on Line of Credit, Net	500,000	(273,729)
Borrowing on Debt Obligations	-	1,100,388
Repayments on Debt Obligations	(231,430)	(224,775)
Repayments on Finance Lease Obligations	(116,741)	-
Net Cash Provided By Financing Activities	151,829	601,884
Net Decrease in Cash	(311,702)	(1,327,766)
Cash - Beginning	598,787	2,158,245
Cash - Ending	$ 287,085	$ 830,479
Supplemental Cash Flow Disclosures:		
Cash Paid for Interest	$ 409,579	$ 276,809
Cash Paid for Taxes	$ -	$ 537,510
Supplemental Disclosures of Non-Cash Investing Activities:		
Assets Acquired and Included in Accounts Payable and Accrued Expenses	$ 40,362	$ 651,736
Issuance of restricted stock from stock-based compensation	$ 23	$ -

NON-GAAP RECONCILIATION OF EBITDA

FOR THE THREE AND SIX MONTHS ENDED JUNE 30, 2025 AND 2024

	Three Months Ended	Six Months Ended

	June 30, 2025	June 30, 2024	June 30, 2025	June 30, 2024
Net (Loss) Income	$ (343,921)	$ 281,843	$ (20,256)	$ (927,300)
Depreciation & Amortization	676,623	692,194	1,387,427	1,389,993
Debt Issuance Costs	2,418		4,834	
Interest Expenses	207,623	164,828	409,579	322,722
Taxes		29,082	9,588	(309,393)
Non-Recurring Items				
Executive Transition	135,246		249,189	
One time Contract exit costs	11,750		21,063	
Non-recurring property damage			21,261	
Professional & Transaction Fees				25,265
Technology Start-up Costs				165,034
Optical Molding Evaluation Expenses				38,104
Glass Molding Evaluation Expenses				68,392
Adjusted EBITDA	$ 689,739	$ 1,167,947	$ 2,082,685	$ 772,817